UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 27, 2003

CORRECTIONAL SERVICES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-23038 (Commission File Number)	11-3182580 (I.R.S. Employer Identification No.)

1819 Main Street Suite 1000 Sarasota, Florida (Address of principal executive offices)		34326 (Zip Code)

Registrant’s telephone number, including area code: (941) 953-9199

Not Applicable

(Former name or former address, if changed since last report)

Item 5 Other Events and Regulation FD Disclosure

On August 27, 2003, Correctional Services Corporation announced an adverse jury verdict in a wrongful death suit, which is set forth in the attached Exhibit 99.3031.

On August 29, 2003, Correctional Services Corporation announced its reaction to an adverse jury verdict in the aforementioned wrongful death suit, which is set forth in the attached Exhibit 99.3032.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Exhibit

99.3031	Press Release dated August 27, 2003 announcing an adverse jury verdict in a wrongful death suit.

99.3032	Press Release dated August 29, 2003 announcing Company’s reaction to an adverse jury verdict in a wrongful death suit.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 2, 2003

CORRECTIONAL SERVICES CORPORATION

By:	/s/ Bernard A. Wagner

Bernard A. Wagner Senior Vice-President and Chief Financial Officer

3